SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

GLOBAL GENERAL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-28417	76-0599457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 South Biscayne Boulevard, 28th Floor Miami Center
Miami, Florida 33131
(Address of principal executive offices)

1-800-936-3204
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e -4(c))

Section 1 - REGISTRANT’S Business and Operations

Item 1.01 Entry into a Material Definitive Contract.

On February 5, 2008, the Registrant signed a non-binding Letter of Intent with privately-held SmartWear Technologies, a security solutions provider offering solutions in the areas of homeland security and personal safety though patented and proprietary Radio Frequency Identification (RFID) and Global Positioning Systems (GPS) based technologies.

The two companies are currently conducting due diligence with a view toward signing a definitive agreement as soon as possible.

Preliminary terms for what would be a Share Exchange Agreement contemplate Convertible Preferred Stock of the Registrant being issued to the shareholders of SmartWear Technologies in exchange for their shares of SmartWear, so that the shareholders of SmartWear would become shareholders of the Registrant, and SmartWear would become a wholly owned subsidiary of Global General Technologies.

The Letter of Intent also recites that the Parties have agreed to not affect a Reverse Split of the Common Stock of the Registrant unless and until certain conditions are met. Thus, if the price is at least $0.50 per share on each of the 180th and 360th days following the Closing of the Share Exchange Agreement, the Registrant may affect a five-for-three Reverse Split on those two occasions.

A copy of the Letter of Intent is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Press Release announcing this proposed transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 5 - Corporate Governance And Management

Item 5.01 Changes in Control of the Registrant.

As of January 30, 2008, Gary T. Stroud was appointed a Director of the Company, and, thereafter, he was appointed President and Assistant Secretary of the Company, replacing Shmuel Shneibalg, the Company’s previous President.

Mr.  Stroud is 63 years old and has been involved in the startup and consolidation of the high technology, software and internet industries companies for more than 25-years.

He started his career at the Hewlett Packard Company in sales and marketing roles and then moved to Europe for a number of years as a consultant heading up the international business development for a division of Siemens AG. In this capacity he spent a great deal of time in the Middle

East and Africa. Subsequent to this project Siemens asked Stroud to provide consulting services to break into the packet switching products to the US Telcos (RBOCs).

During these projects Stroud established a reputation for identifying and matching technologies which led to consolidations and turnarounds Dowty /Datatel, CheckMate Systems/Hugen Sweda (UK), Datentechnik/Italtel (IT).

Stroud then participated in the growth of the Internet based industry by leveraging EDI, Transaction Security with Internet transport and founded ASEC Systems focusing on electronic commerce applications in Health, Trade & Transport, Secure Electronic Payments and electronic based RFP/RFQ issues and response system for inter-country government procurement (NAFTA) this company was merged with Fischer Security Systems.

Starting in 2000, he focused on the telecom/wireless/advanced technology industries e.g. Domain Dynamics Ltd., Signal Processing Applications / Voice Recognition and Authentication. He assisted in raising £5m funding and as CEO identified and engaged the management and staff for the North American Division. In a follow-up project raised $2m in funding for a wireless Open Outcry Trading System, and as the CEO brought the product to fulfillment for Chicago Board of Trade and negotiated the sale of the system to CBOT. Additional transactions included raising 2.5 Million dollars for an international web-based catalogue service (EZY-Buy) for purchase and delivery of products between Europe and North America. Established contracts with US Postal Services, US Customs, British Post, British Customs, Deutsch Post and Customs for a rapid clearing of goods ordered over the Internet, this company was sold to Rassa Holdings of Argentina

More recently 2002, Stroud started AGV (Canada, USA) and through this vehicle has been involved in various consulting projects including restructuring of business and technology structures for stock exchanges in the Caribbean, the sale of the DMDays direct marketing conference to the DMA.

Education; Electronics Technologist George Brown (Ryerson) Toronto, with university courses taken in business administration, finance, marketing at McGill University Montreal.

A copy of the Letter agreement respecting Mr. Stroud’s engagement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, the Registrant also entered in to a Services Agreement with AGV International Canada Inc., (“AGV”), pursuant to which Mr. Stroud, who is the President of AGV, was assigned the tasks of (i) ascertaining the relative marketability of GLGT’s wholly owned subsidiary, H7 Security Systems, Inc.’s (“H7”) product, know as the “Silent Soldier”; of (ii) analyzing  GLGT’s strategic position; of (iii) evaluating GLGT’s assets; of (iv) of developing strategic and operational recommendations to optimize GLGT’s position; and of (v) conducting due diligence into the affairs of SmartWear with a view toward finalizing the terms of GLGT’s relationship with Smart Wear.

A copy of the Services Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 - Financial Statements And Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Information. Not applicable
(b)	Pro forma financial information. Not applicable
(c)	Exhibits. The following exhibits are included with this report:

Exhibit
Number                      Description

10.1	Letter of Intent between the Registrant and SmartWear Technologies, dated February 5, 2008.
10.2	Letter agreement respecting Mr. Stroud’s Engagement, dated as of January 30, 2008.
10.3	Services Agreement between the Registrant and AGV International Canada Inc., dated as of January 30, 2008.
99.1	Press Release issued by the Registrant on February 6, 2008

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 11,  2008

Global General Technologies, Inc.

By: /s/ Gary T. Stroud

 Name: Gary T. Stroud
 Title: President

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1	Letter of Intent between the Registrant and SmartWear Technologies, dated February 5, 2008.
10.2	Letter agreement respecting Mr. Stroud’s engagement, dated as of January 30, 2008.
10.3	Services Agreement between the Registrant and AGV International Canada Inc., dated as of January 30, 2008.
99.1	Press Release issued by the Registrant on February 6, 2008.